Exhibit 23.1


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-94469.


                                            /s/ARTHUR ANDERSEN LLP
                                            ----------------------


San Francisco, California
March __, 2000